                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Marian S. Block and Renata Baker, and each of them, jointly and severally, her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities to be issued under the Lockheed Martin Energy Systems Savings Program, Lockheed Martin Energy Systems, Inc. 401(k) Savings Plan for Salaried Employees, Lockheed Martin Energy Systems, Inc. 401(k) Savings Plan for Hourly Employees, and Lockheed Martin Energy Systems, Inc. Savings Plan for Salaried and Hourly Employees and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


 /s/ Norman R. Augustine                        June 23, 2000
----------------------------------
Norman R. Augustine
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Marian S. Block and Renata Baker, and each of them, jointly and severally, her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities to be issued under the Lockheed Martin Energy Systems Savings Program, Lockheed Martin Energy Systems, Inc. 401(k) Savings Plan for Salaried Employees, Lockheed Martin Energy Systems, Inc. 401(k) Savings Plan for Hourly Employees, and Lockheed Martin Energy Systems, Inc. Savings Plan for Salaried and Hourly Employees and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


 /s/ Marcus C. Bennett                            June 23, 2000
----------------------------------
Marcus C. Bennett
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Marian S. Block and Renata Baker, and each of them, jointly and severally, her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities to be issued under the Lockheed Martin Energy Systems Savings Program, Lockheed Martin Energy Systems, Inc. 401(k) Savings Plan for Salaried Employees, Lockheed Martin Energy Systems, Inc. 401(k) Savings Plan for Hourly Employees, and Lockheed Martin Energy Systems, Inc. Savings Plan for Salaried and Hourly Employees and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ Vance D. Coffman                                June 23, 2000
--------------------------------------
Vance D. Coffman
Chairman and Chief Executive Officer

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Marian S. Block and Renata Baker, and each of them, jointly and severally, her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities to be issued under the Lockheed Martin Energy Systems Savings Program, Lockheed Martin Energy Systems, Inc. 401(k) Savings Plan for Salaried Employees, Lockheed Martin Energy Systems, Inc. 401(k) Savings Plan for Hourly Employees, and Lockheed Martin Energy Systems, Inc. Savings Plan for Salaried and Hourly Employees and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ Lynne V. Cheney                               June 23, 2000
-----------------------------------
Lynne V. Cheney
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Marian S. Block and Renata Baker, and each of them, jointly and severally, her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities to be issued under the Lockheed Martin Energy Systems Savings Program, Lockheed Martin Energy Systems, Inc. 401(k) Savings Plan for Salaried Employees, Lockheed Martin Energy Systems, Inc. 401(k) Savings Plan for Hourly Employees, and Lockheed Martin Energy Systems, Inc. Savings Plan for Salaried and Hourly Employees and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ James F. Gibbons                         June 23, 2000
----------------------------------
James F. Gibbons
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Marian S. Block and Renata Baker, and each of them, jointly and severally, her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities to be issued under the Lockheed Martin Energy Systems Savings Program, Lockheed Martin Energy Systems, Inc. 401(k) Savings Plan for Salaried Employees, Lockheed Martin Energy Systems, Inc. 401(k) Savings Plan for Hourly Employees, and Lockheed Martin Energy Systems, Inc. Savings Plan for Salaried and Hourly Employees and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ Edward E. Hood, Jr.                  June 23, 2000
---------------------------------
Edward E. Hood, Jr.
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Marian S. Block and Renata Baker, and each of them, jointly and severally, her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities to be issued under the Lockheed Martin Energy Systems Savings Program, Lockheed Martin Energy Systems, Inc. 401(k) Savings Plan for Salaried Employees, Lockheed Martin Energy Systems, Inc. 401(k) Savings Plan for Hourly Employees, and Lockheed Martin Energy Systems, Inc. Savings Plan for Salaried and Hourly Employees and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ Caleb B. Hurtt                         June 23, 2000
----------------------------------
Caleb B. Hurtt
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Marian S. Block and Renata Baker, and each of them, jointly and severally, her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities to be issued under the Lockheed Martin Energy Systems Savings Program, Lockheed Martin Energy Systems, Inc. 401(k) Savings Plan for Salaried Employees, Lockheed Martin Energy Systems, Inc. 401(k) Savings Plan for Hourly Employees, and Lockheed Martin Energy Systems, Inc. Savings Plan for Salaried and Hourly Employees and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ Gwendolyn S. King                       June 23, 2000
----------------------------------
Gwendolyn S. King
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Marian S. Block and Renata Baker, and each of them, jointly and severally, her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities to be issued under the Lockheed Martin Energy Systems Savings Program, Lockheed Martin Energy Systems, Inc. 401(k) Savings Plan for Salaried Employees, Lockheed Martin Energy Systems, Inc. 401(k) Savings Plan for Hourly Employees, and Lockheed Martin Energy Systems, Inc. Savings Plan for Salaried and Hourly Employees and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ Eugene F. Murphy                        June 23, 2000
----------------------------------
Eugene F. Murphy
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Marian S. Block and Renata Baker, and each of them, jointly and severally, her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities to be issued under the Lockheed Martin Energy Systems Savings Program, Lockheed Martin Energy Systems, Inc. 401(k) Savings Plan for Salaried Employees, Lockheed Martin Energy Systems, Inc. 401(k) Savings Plan for Hourly Employees, and Lockheed Martin Energy Systems, Inc. Savings Plan for Salaried and Hourly Employees and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ James R. Ukropina                   June 23, 2000
----------------------------------
James R. Ukropina
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Marian S. Block and Renata Baker, and each of them, jointly and severally, her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities to be issued under the Lockheed Martin Energy Systems Savings Program, Lockheed Martin Energy Systems, Inc. 401(k) Savings Plan for Salaried Employees, Lockheed Martin Energy Systems, Inc. 401(k) Savings Plan for Hourly Employees, and Lockheed Martin Energy Systems, Inc. Savings Plan for Salaried and Hourly Employees and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ Douglas C. Yearley                  June 23, 2000
----------------------------------
Douglas C. Yearley
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Marian S. Block and Renata Baker, and each of them, jointly and severally, her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities to be issued under the Lockheed Martin Energy Systems Savings Program, Lockheed Martin Energy Systems, Inc. 401(k) Savings Plan for Salaried Employees, Lockheed Martin Energy Systems, Inc. 401(k) Savings Plan for Hourly Employees, and Lockheed Martin Energy Systems, Inc. Savings Plan for Salaried and Hourly Employees and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ Robert J. Stevens                   June 23, 2000
----------------------------------
Robert J. Stevens
Executive Vice President and
Chief Financial Officer

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION

     The undersigned hereby constitutes Marian S. Block and Renata Baker, and each of them, jointly and severally, her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities to be issued under the Lockheed Martin Energy Systems Savings Program, Lockheed Martin Energy Systems, Inc. 401(k) Savings Plan for Salaried Employees, Lockheed Martin Energy Systems, Inc. 401(k) Savings Plan for Hourly Employees, and Lockheed Martin Energy Systems, Inc. Savings Plan for Salaried and Hourly Employees and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ Christopher E. Kubasik                June 23, 2000
----------------------------------
Christopher E. Kubasik
Vice President and Controller

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION

     The undersigned hereby constitutes Marian S. Block and Renata Baker, and each of them, jointly and severally, her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities to be issued under the Lockheed Martin Energy Systems Savings Program, Lockheed Martin Energy Systems, Inc. 401(k) Savings Plan for Salaried Employees, Lockheed Martin Energy Systems, Inc. 401(k) Savings Plan for Hourly Employees, and Lockheed Martin Energy Systems, Inc. Savings Plan for Salaried and Hourly Employees and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ Louis R. Hughes                     June 23, 2000
----------------------------------
Louis R. Hughes
President and Chief Operating Officer